UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2018

H.B. FULLER COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	001-09225	41-0268370
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1200 Willow Lake Boulevard

P.O. Box 64683

St. Paul, MN 55164-0683

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (651) 236-5900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

This Current Report on Form 8-K/A (the "Amendment"), including the attached Exhibit 99.1, filed by H.B. Fuller Company (the "Company") amends and supersedes the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission and dated January 23, 2018 (the "Original 8-K").

Item 2.02.     Results of Operations and Financial Condition.

On January 23, 2018, H.B. Fuller Company (the “Company”) announced its operating results for the fourth quarter and fiscal year ended December 2, 2017. The Company issued a corrected copy of the Press Release on January 24, 2018, which is attached hereto as Exhibit 99.1, and incorporated by reference in, this report.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits.

99.1	Press Release, dated January 23, 2018, issued by H.B. Fuller Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2018

H.B. FULLER COMPANY

By:	/s/ Timothy J. Keenan
Timothy J. Keenan
Vice President, General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 23, 2018, issued by H.B. Fuller Company